February 3, 2012

DREYFUS DYNAMIC ALTERNATIVES FUND, INC.

Supplement to Summary Prospectus

dated May 12, 2011

and Statutory Prospectus

dated March 1, 2011

As Revised, May 12, 2011

            The Board of Directors of Dreyfus Dynamic Alternatives Fund, Inc. (the “Fund”) has approved the liquidation of the Fund, effective on or about April 13, 2012 (the “Liquidation Date”).  Accordingly, effective on or about February 15, 2012, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before February 15, 2012, and investments made pursuant to the Fund’s automatic investment plans will continue, until the Fund is liquidated.

            In addition, effective on or about February 15, 2012, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

            Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DWWD or DLA by calling 1-800-DREYFUS.